                                     [LOGO]
                                      FPO

                        Bancroft Convertible Fund, Inc.
                               1997 Annual Report
                                October 31, 1997

                               1997 Annual Report
                                October 31, 1997


         Bancroft Convertible Fund, Inc. operates as a closed-end, diversified management investment company and invests primarily in convertible securities with the objectives of providing income and the potential for capital appreciation -- which objectives the Company considers to be relatively equal due to the nature of the securities in which it invests.



                                   HIGHLIGHTS


THE COMPANY
    Began the period with net assets of ............................       $ 83,302,314

    Earned net investment income of ................................          2,955,432

    Realized net capital gains from investment transactions of .....         11,286,484

    Had net unrealized appreciation of investments of ..............          3,620,296

    Increased capital from capital share transactions ..............          4,736,186
                                                                           ------------

                                                                            105,900,712

    Paid dividends on common stock:
      from net investment income ...................................          2,898,260

      from net realized gains on investment transactions ...........          6,815,292
                                                                           ------------

    Ended the period with net assets of ............................       $ 96,187,160
                                                                           ============

    Common shares outstanding at end of period .....................          3,156,263


THE COMMON SHAREHOLDERS

    Began the period with each share owned having net asset value of       $      28.23

    Earned net investment income per share of ......................                .94

    Net realized and unrealized gain on investments of .............               4.55
                                                                           ------------

                                                                                  33.72

    Received dividends on each share:*
      from net investment income ...................................               0.93

      from net realized gains on investment transactions ...........               2.31
                                                                           ------------

    Ended the period with each share owned having net asset value of       $      30.48
                                                                           ============


  *Does not include dividend of $3.756 per share to be paid in December, 1997.

Pursuant to Section 23 of the Investment Company Act of 1940, notice is hereby given that the Fund may in the future purchase shares of Bancroft Convertible Fund, Inc. Common Stock from time to time, at such times, and in such amounts, as may be deemed advantageous to the Fund. Nothing herein shall be considered a commitment to purchase such shares.

                                                 BANCROFT CONVERTIBLE FUND, INC.


TO OUR SHAREHOLDERS:

                                                               December 10, 1997

The world's financial markets have been transformed over the last decade. The Information Revolution and the fall of Communism have contributed to a truly global system of information and money flows that can be distributed virtually anywhere with the turning of a switch. Unfortunately, many developing nations and even some developed nations have entered the global financial markets with banking systems or currencies that have not been transformed to meet the new standards required by such a system. With few restrictions, capital can flow almost anywhere instantaneously. When a distant banking system or foreign exchange market does not respond appropriately to the requirements of the market, the local economy can suffer, as capital can be pulled out quickly. This is what has happened in many Asian markets as many local technocrats sought to maintain currency prices that should have been adjusted. The effects of these local dislocations can now be felt in most of the world's financial markets as several major Asian equity markets have fallen and do not appear to be getting up quickly.

     If you are going to London be prepared for drizzle and fog. If you are going to invest in stocks, be prepared for stock prices to go up and down; for that is exactly what they have done since our last letter in September. At that time, the NASDAQ composite index was near 1650; it is currently near 1600 after rising to 1745 and then falling below 1550 twice. It is currently up over 24% for calendar 1997 to date. In the past this kind of increase in volatility often presaged an important market top. Is this a prelude to a Bear market?

     The Bull market has been driven for the last three years by several important factors which include declining interest rates and accelerating earnings growth. Interest rates have fallen in the last year in the face of predictions that they would rise. Earnings have continued to grow in excess of their historical norms. It appears as if both of these factors may have run their course. Long-term interest rates have bounced off of 6% and may not break below that level and earnings growth appears to be slowing. If these indicators prove out, then the returns from U.S. equity markets are unlikely to match those of the last few years. However, given that inflation is under control, that monetary policy has not been restrictive, that earnings growth, while slower, should still be higher than the norm (due to continuing productivity gains) and interest rates should not rise significantly, we are still optimistic going forward that equities should provide a return higher than that of most other financial assets but perhaps more in line with the historical average returns of 9 to 10%.

     We have determined that the Fund's net asset value (NAV) rose 8.56%, 26.98%, 110.51% and 212.10% for the three-month, one-year, five-year and ten-year periods ended September 30, 1997 (assuming all dividends reinvested at NAV). The value of the Fund's shares rose 13.11%, 35.37%, 117.97% and 250.72% for those same three-month, one-year, five-year and ten-year periods (assuming dividends reinvested at actual reinvestment price)*. As quoted in Barron's, Lipper Analytical Services reported that the average open-end convertible fund's NAV** rose 8.48%, 24.03%, 94.99% and 191.69% for those same periods (also assuming all dividends reinvested).

     At its November meeting, the Board of Directors declared a dividend of $3.756. This dividend consists of 18.5 cents from net investment income, 65.6 cents from short-term capital gains and $2.915 from long-term capital gains (of which approximately $1.86 is taxable at a 28% rate and $1.055 at a 20% rate; please wait for your Form 1099 in January for exact numbers). The dividend is payable December 30, 1997 to shareholders of record December 1, 1997.

     The 1998 annual meeting will be held in the offices of Davis-Dinsmore Management Company in Morristown, NJ on February 23, 1998 at 12 noon. All shareholders are welcome to attend.


                              /s/Thomas H. Dinsmore
                              Chairman of the Board

*        Assumes full exercise of rights issued in 1988.

** Average NAV of the fifty-eight open-end convertible funds followed by Lipper Analytical Services, Inc., an independent statistical service.

Important Factors Regarding Forward-Looking Statements

Information contained within the letter to Shareholders constitutes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Although the Company believes its expectations are based on reasonable assumptions, the Company's actual results could differ materially from its expectations. Factors which could cause actual results to differ from expectations include, among others, lack of availability of convertible securities with characteristics that are most attractive to the Company, changes in the Federal Reserve Board's monetary policy, changes to foreign and domestic markets in general or changes to the market for convertible securities.

                                                                             (1)

                                                 BANCROFT CONVERTIBLE FUND, INC.
PORTFOLIO OF INVESTMENTS OCTOBER 31, 1997

  PRINCIPAL
   AMOUNT                                                                           IDENTIFIED         VALUE
  OR SHARES                                                                            COST           (NOTE A)
  ---------                                                                        -----------       -----------
                ADVERTISING -- 0.4%
$  500,000      Interpublic Group Cos., Inc. 1.80% 2004 cv. sub. deb.* (Aa).....   $   401,785       $   409,375
                                                                                   -----------       -----------

                AEROSPACE -- 3.7%
1,500,000       Morgan Stanley Dean Witter Discover & Co. 0% 2000 medium-term
                  exch. notes (A1)..............................................     1,417,924         1,711,875
                (exch.for Boeing Company common stock)
  350,000       Orbital Sciences Corp. 5% 2002 cv. sub. notes* (NR).............       350,000           389,375
  750,000       Simula, Inc. 8% 2004 sr. cv. sub. notes (NR)....................       750,000           825,000
  625,000       SPACEHAB, Inc. 8% 2007 cv. sub. notes* (NR).....................       626,250           628,125
                                                                                   -----------       -----------
                                                                                     3,144,174         3,554,375
                                                                                   -----------       -----------
                AUTOMOTIVE -- 1.3%
  750,000       Mark IV Industries, Inc. 4 3/4% 2004 cv. sub. notes* (BB+)......       750,000           721,875
  500,000       Tower Automotive, Inc. 5% 2004 cv. sub. notes* (NR).............       500,000           513,750
                                                                                   -----------       -----------
                                                                                     1,250,000         1,235,625
                                                                                   -----------       -----------
                BANKING -- 10.9%
   14,200 shs   Barnett Banks, Inc. common stock................................       223,680           979,800
   12,600 shs   First Commerce Corp. common stock...............................       290,495           809,550
   40,000 shs   National Australia Bank Ltd. 7 7/8% exch. capital units (A1)....     1,038,700         1,112,500
                (exch. for ADR's representing National Australia Bank Ltd.
                   common stock)
   13,400 shs   National City Corp. common stock................................       337,591           800,650
   15,300 shs   Washington Mutual Savings Bank common stock.....................       382,412         1,047,094
1,225,000       BankAtlantic Bancorp 6 3/4% 2006 cv. sub. deb. (NR).............     1,284,563         2,058,000
  500,000       First State Bancorp 7 1/2% 2017 cv. sub. deb. (NR)..............       500,000           602,500
1,000,000       Goldman Sachs Financial Products U.S., L.P. 3% 2002 medium-term
                exch. notes. (NR) ..............................................     1,000,000           965,500
                (exch. for Citicorp common stock)
   20,000       Jefferson-Pilot Corp. 7 1/4% 2000 Automatic Common Exchange
                  Securities# (A1) .............................................     1,720,850         2,120,000
                (exch. for NationsBank Corp. common stock)
                                                                                   -----------       -----------
                                                                                     6,778,291        10,495,594
                                                                                   -----------       -----------

                BUILDING & REAL ESTATE -- 1.6%
   16,000 shs   The Rouse Company 6% series B cv. pfd. (Baa3)...................       791,275           758,000
  750,000       The Rouse Company 5 3/4% 2002 euro. cv. sub. deb. (Baa2)........       803,750           783,750
                                                                                   -----------       -----------
                                                                                     1,595,025         1,541,750
                                                                                   -----------       -----------
                CAPITAL GOODS -- 4.0%
1,000,000       CS First Boston,Inc. 3 1/2% 2001 sr. medium-term exch. notes*
                   (Aa).........................................................     1,000,000         1,305,000
                (exch. for General Electric Corp. common stock)
1,710,000       Robbins & Myers, Inc. 6 1/2% 2003 cv. sub. notes (NR)...........     1,755,600         2,530,800
                                                                                   -----------       -----------
                                                                                     2,755,600         3,835,800
                                                                                   -----------       -----------
                COMMUNICATIONS -- 6.2%
   10,000 shs   WorldCom, Inc. GA depositary shares (representing 8% cum. cv.
                  A pfd.)(B1)                                                          335,000         1,170,000
2,000,000       NatWest Markets 0% 2003 exch. trust securities* (AA2)...........     1,828,323         2,200,000
                (exch. for Lucent Technologies, Inc. common stock)
  500,000       Premiere Technologies, Inc. 5 3/4% 2004 cv. sub. notes* (NR)....       500,000           602,500
   25,000       Sprint Corp. 8 1/4% 2000 FCENS+ # (Baa3)........................       815,788           973,438
                (exch. for Southern New England Telecommunications Corp.
                   common stock)
1,000,000       Telefonica De Espana 2% 2002 gtd. exch. deb.* (NR)..............     1,000,000         1,020,000
                                                                                   -----------       -----------
                                                                                     4,479,111         5,965,938
                                                                                   -----------       -----------
                DATA-PROCESSING SERVICES -- 2.4%
1,000,000       First Financial Management Corp. 5% 1999 cv. sub. deb. (A2).....     1,000,000         1,347,500
                (exch. for First Data Corp. common stock)
1,000,000       National Data Corp. 5% 2003 cv. sub. notes (NR).................     1,010,000           996,250
                                                                                   -----------       -----------
                                                                                     2,010,000         2,343,750
                                                                                   -----------       -----------
                ENERGY -- 14.6%
   44,000 shs   AES Trust I $2.6875 term cv. securities, series A (Ba1).........     2,200,000         2,816,000
                (exch. for AES Corp. common stock)
   10,000 shs   Devon Financing Trust 6 1/2% trust cv. pfd.* (NR)...............       507,500           818,750
                (conv. into Devon Energy Corp. common stock)
   10,000 shs   MCN Energy Group, Inc. 8% FELINE - PRIDES**# (Ba2)..............       502,800           553,750

                See accompanying notes to financial statements.

(2)

                                                 BANCROFT CONVERTIBLE FUND, INC.
PORTFOLIO OF INVESTMENTS (continued)

  PRINCIPAL
   AMOUNT                                                                           IDENTIFIED         VALUE
  OR SHARES                                                                            COST           (NOTE A)
  ---------                                                                        -----------       -----------

                 ENERGY -- (CONTINUED)
    12,500 shs   Unocal Capital Trust 6 1/4% trust cv. pfd. (Ba1)................   $   679,688       $   746,875
$1,000,000       Diamond Offshore Drilling, Inc. 3 3/4% 2007 cv.
                  sub. notes (Baa2)..............................................     1,015,000         1,611,250
 1,500,000       Enserch Corp. 6 3/8% 2002 euro. cv. sub. deb. (Baa3)............     1,515,000         1,516,875
   375,000       Halter Marine Group, Inc. 4 1/2% 2004 cv. sub. notes* (B2)......       375,000           474,375
 1,000,000       Nabors Industries, Inc. 5% 2006 cv. sub. notes (Baa2)...........     1,051,437         2,325,000
   500,000       Parker Drilling Co. 5 1/2% 2004 cv. sub. notes (B3).............       500,000           596,250
 1,800,000       Pennzoil Company 4 3/4% 2003 exch. sr. deb. (Baa2)..............     1,978,500         2,520,000
                (exch. for Chevron Corp. common stock)
                                                                                    -----------       -----------
                                                                                     10,324,925        13,979,125
                                                                                    -----------       -----------
                 ENTERTAINMENT -- 8.7%
     5,000 shs   Chancellor Media Corp. 6% cv. exch. pfd.* (B)...................       250,000           318,125
    10,000 shs   Chancellor Media Corp. 7% cv. pfd. (Caa)........................       500,000           827,500
    45,000 shs   Hollinger International, Inc. depositary shares (B2)
                   (representing 9 3/4% cv. B pfd.)..............................       441,063           528,750
    22,000 shs   Houston Industries, Inc. 7% 2000 Automatic Common Exchange
                    Securities# (Baa1)...........................................     1,010,625         1,204,500
                 (exch. for Time Warner, Inc. common stock)
    10,000 shs   News Corporation Exchange Trust 5% cv. trust originated pfd.*
                   (Ba2).........................................................     1,000,000           860,000
                 (exch. for British Sky Broadcasting Group plc American
                    Depositary Shares)
     4,000 shs   SFX Broadcasting, Inc. 6 1/2% cum. cv. exch. D pfd.* (Caa)......       206,750           329,500
    50,000 shs   Triathlon Broadcasting Co. depositary shares (NR)...............       525,000           500,000
                 (representing 9% mandatory cv. pfd.)
 1,000,000       Credit Suisse 3% 2001 equity linked certificates# (Aa)..........     1,000,000         1,122,500
                 (exch. for the cash equivalent of Walt Disney Co. common stock)
 1,000,000       Imax Corp. 5 3/4% 2003 cv. sub. notes* (B3).....................     1,000,000         1,326,250
   750,000       International CableTel, Inc. 7% 2008 cv. sub. notes* (Caa)......       750,000           727,500
                 (conv. into NTL, Inc. common stock)
   600,000       International CableTel, Inc. 7 1/4% 2005 cv. sub. notes* (Caa)..       600,000           666,000
                 (conv. into NTL, Inc. common stock)
                                                                                    -----------       -----------
                                                                                      7,283,438         8,410,625
                                                                                    -----------       -----------
                 FINANCIAL & INSURANCE -- 8.6%
    15,000 shs   American Bankers Insurance Group, Inc. series B cum. cv. pfd.
                   (Baa1)........................................................       751,250         1,185,000
    20,000 shs   American General Delaware, L.L.C. 6% cv. A monthly income
                   preferred securities (A1).....................................     1,015,875         1,330,000
    25,000 shs   Frontier Financing Trust 6 1/4% cv. trust originated
                   pfd.*(Baa3)...................................................     1,296,875         1,918,750
                 (conv. into Frontier Insurance Group, Inc. common stock)
   500,000       American International Group 2 1/4% 2004 cv. notes (AAA)........       500,000           495,000
   851,000       First Central Financial Corp. 9% 2000 cv. sub. deb.## (NR)......       862,625                --
 1,375,000       Penn Treaty American Corp. 6 1/4% 2003 cv. sub. notes* (BB+)....     1,406,875         1,763,438
    35,000       US West, Inc. 7 5/8% 1998 FCENS+# (A2)..........................       840,000         1,566,250
                 (exch. for Enhance Financial Services Group, Inc. common stock)
                                                                                    -----------       -----------
                                                                                      6,673,500         8,258,438
                                                                                    -----------       -----------
                 FOODS -- 3.4%
    10,000 shs   Apple South Financing I 7% cv. A pfd.* (NR).....................       500,000           708,750
                 (conv. into Apple South, Inc. common stock)
   750,000       Fine Host Corp. 5% 2004 cv. sub. notes* (B3)....................       745,625           686,250
    30,000       Ralston Purina Co. 7% 2000 Stock Appreciation Income Linked
                   Securities# (A1)..............................................     1,861,638         1,890,000
                 (exch. for Interstate Bakeries Corp. common stock)
                                                                                    -----------       -----------
                                                                                      3,107,263         3,285,000
                                                                                    -----------       -----------
                 HEALTH CARE & DRUGS -- 12.3%
    15,000 shs   Kapson Senior Quarters Corp. 8% cv. exch. pfd.* (NR)............       375,000           436,875
   500,000       American Retirement Corp. 5 3/4% 2002 cv. sub. deb. (NR)........       501,875           505,000
   500,000       Assisted Living Concepts, Inc. 6% 2002 cv. sub. deb. (NR).......       500,000           552,500
   750,000       Atria Communities, Inc. 5% 2002 cv. sub. notes* (NR)............       754,375           762,188
 1,850,000       Ciba Geigy Corp. 6 1/4% 2016 exch. sub. deb.* (Aa3).............     1,860,250         1,887,000
                 (exch. for ALZA Corp. common stock)
   250,000       Medco Containment Services, Inc. 6% 2001 cv. sub. deb. (AAA)....       326,875           687,500
 1,200,000       Morgan Stanley Dean Witter Discover & Co. 0% 2001 medium-term
                    exch. notes (A1).............................................     1,061,042         1,611,000
                 (exch. for ADR's representing SmithKline Beecham plc common stock)
 1,500,000       Republic National Bank of NY 1 7/8% 2002 sr. exch. notes (Aa1)..     1,450,076         1,370,625
                 (exch. for the cash equivalent of Merck & Co., Inc. common stock)
   750,000       Rite Aid Corp. 5 1/4% 2002 cv. sub. notes* (Baa1)...............       750,000           808,125

                See accompanying notes to financial statements.

                                                                             (3)

                                                 BANCROFT CONVERTIBLE FUND, INC.
PORTFOLIO OF INVESTMENTS (continued)

  PRINCIPAL
   AMOUNT                                                                           IDENTIFIED         VALUE
  OR SHARES                                                                            COST           (NOTE A)
  ---------                                                                        -----------       -----------

                HEALTH CARE & DRUGS -- (CONTINUED)
$3,500,000      Roche Holdings, Inc. 0% 2010 liquid yield option notes* (Aa2)...    $ 1,531,877       $ 1,758,750
  500,000       Sandoz Capital BVI Ltd. 2% 2002 cv. sub. notes* (AAA)...........        526,250           752,500
                (cv. into Novartis AG common stock)
  500,000       Union Bank of Switzerland Finance N.V. 2 1/2% 2001 euro. cv.deb.
                  (AAA).........................................................        533,750           612,500
                (cv. into Novartis AG common stock)
                                                                                    -----------       -----------
                                                                                     10,171,370        11,744,563
                                                                                    -----------       -----------
                HOTEL SERVICES -- 2.9%
    7,500 shs   Royal Caribbean Cruises Ltd. $3.625 cv. A pfd. (Ba2)............        414,338           570,000
1,500,000       Hilton Hotels Corp. 5% 2006 cv. sub. notes (Baa2)...............      1,522,500         1,702,500
  500,000       Signature Resorts, Inc. 5 3/4% 2007 cv. sub. notes (B - ).......        500,000           531,250
                                                                                    -----------       -----------
                                                                                      2,436,838         2,803,750
                                                                                    -----------       -----------
                OFFICE EQUIPMENT -- 0.5%
  500,000       Xerox Credit 2 7/8% 2002 medium-term notes (A1).................        500,000           508,125
                                                                                    -----------       -----------

                RETAIL -- 3.2%
1,000,000       Costco Companies, Inc. 0% 2017 cv. sub. notes* (A1).............        514,957           537,500
2,000,000       Home Depot, Inc. 3 1/4% 2001 cv. sub. notes (A1)................      2,003,125         2,575,000
                                                                                    -----------       -----------
                                                                                      2,518,082         3,112,500
                                                                                    -----------       -----------
                TECHNOLOGY -- 9.9%
    5,000 shs   Microsoft Corp. 2 3/4% cv. exch. series A pfd. (A1).............        399,375           441,250
1,500,000       The Bear Stearns Companies, Inc. 6 3/4% 2000 medium-term notes*
                  (Aa2).........................................................      1,500,000         1,121,100
                (exch. for Seagate Technology, Inc. common stock)
  500,000       EMC Corp. 3 1/4% 2002 cv. sub. notes* (Ba3).....................        500,000           686,250
3,500,000       Hewlett-Packard Co., Inc. 0% 2017 liquid yield
                option notes*(NR)...............................................      1,887,377         1,828,750
    7,500       Morgan Stanley Dean Witter Discover & Co. 6% 1998 FCENS+# (A1)..        498,750           585,938
                (exch. for Cisco Systems, Inc. common stock)
1,000,000       Morgan Stanley Dean Witter Discover & Co. 0% 2001 technology
                  exch. note trust certificates* (A1) ..........................        914,290         1,080,000
                (exch. for technology basket common stocks++)
  500,000       Reptron Electronics, Inc. 6 3/4% 2004 cv. sub. deb. (NR)........        500,000           447,500
  500,000       Systems & Computer Technology Corp. 5% 2004 cv.
                  sub. notes (NR)...............................................        500,000           515,000
1,000,000       Thermo Electron Corp. 4 1/4% 2003 cv. sub. deb.* (Ba2)..........      1,253,425         1,145,000
  375,000       Thermo Instruments Corp. 4 1/2% 2003 cv. sub. deb.* (Ba1).......        380,000           393,750
1,250,000       VLSI Technology, Inc. 8 1/4% 2005 cv. sub. notes (B)............      1,262,125         1,281,250
                                                                                    -----------       -----------
                                                                                      9,595,342         9,525,788
                                                                                    -----------       -----------

                TRANSPORTATION -- 0.6%
  550,000       Mercury Air Group, Inc. 7 3/4% 2006 cv. sub. deb. (B - )........        551,625           559,625
                                                                                    -----------       -----------

                U.S. TREASURY NOTES -- 0.0%
   25,000       6 1/4% 3/31/99 (c)(c)...........................................         24,922            25,219
                                                                                    -----------       -----------

                CORPORATE SHORT-TERM NOTES -- 2.0%
1,900,000       American Express Credit Corp. 5.55% 11/3/97 (P1)................      1,898,828         1,898,828
                                                                                    -----------       -----------

TOTAL CONVERTIBLE BONDS AND NOTES -- 71.5%......................................    $59,625,999       $68,822,997
TOTAL CONVERTIBLE PREFERRED STOCKS -- 19.9%.....................................     14,741,114        19,134,875
TOTAL COMMON STOCKS -- 3.8%.....................................................      1,234,178         3,637,094
TOTAL CORPORATE SHORT-TERM NOTES -- 2.0%........................................      1,898,828         1,898,828
                                                                                    -----------       -----------
TOTAL INVESTMENTS -- 97.2%......................................................    $77,500,119        93,493,794
                                                                                    ===========
OTHER ASSETS AND LIABILITIES, NET -- 2.8%.......................................                        2,693,366
                                                                                                      -----------
TOTAL NET ASSETS -- 100.0%......................................................                      $96,187,160
                                                                                                      ===========

*        Rule 144A security, may be sold only to qualified institutional buyers.

#        See Note A, Market Risk.

+        Forced Conversion Exchangeable Notes.

(C)      Family of Equity-Linked Income Securities.

**       Preferred Redeemable Increased Dividend Equity Securities.

## Value reflects fair value determination made by the Board of Directors of the Company as a result of FCC financial difficulties.

++       Ticker symbols: CSCO, EDS, HWP, INTC, MSFT & ORCL.

(C)(C)   Collateral for a letter of credit.
         Ratings in parentheses by Moody's Investors Service, Inc. or Standard & Poor's, a division of McGraw-Hill Companies, Inc. have been obtained from sources believed to be reliable but have not been audited by Coopers & Lybrand L.L.P.

The cost of investments for federal income tax purposes is $77,500,119 resulting in gross unrealized appreciation and depreciation of $17,915,728 and $1,922,053, respectively, or net unrealized appreciation of $15,993,675 on a tax cost basis.

                 See accompanying notes to financial statements
(4)

BANCROFT CONVERTIBLE FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

                                                                             OCTOBER 31,
                                                                                1997
                                                                             -----------
ASSETS:
Investments at value (Identified cost $77,500,119) (Note A) ..........       $93,493,794
Cash .................................................................           870,512
Receivable for securities sold .......................................         1,371,160
Dividends and interest receivable ....................................           546,573
Other assets .........................................................            16,783
                                                                             -----------
Total assets .........................................................        96,298,822
                                                                             -----------
LIABILITIES:
Accrued management fee (Note B) ......................................            61,484
Accrued expenses .....................................................            50,178
                                                                             -----------
Total liabilities ....................................................           111,662
                                                                             -----------
NET ASSETS ...........................................................       $96,187,160
                                                                             ===========
NET ASSETS CONSIST OF:
Undistributed net investment income ..................................       $   581,173
Undistributed net realized gain from investment transactions .........        11,257,364
Unrealized appreciation on investments ...............................        15,993,675
Capital shares (Note D) ..............................................            31,563
Additional paid-in capital ...........................................        68,323,385
                                                                             -----------
NET ASSETS ...........................................................       $96,187,160
                                                                             ===========
Net asset value per share ($96,187,160 (divided by) 3,156,263
  outstanding shares) ................................................       $     30.48
                                                                             ===========

                 See accompanying notes to financial statements.

================================================================================

STATEMENT OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 1997

INVESTMENT INCOME (Note A):
Interest ...................................................         $ 2,525,153
Dividends ..................................................           1,458,846
                                                                     -----------
Total Income ...............................................           3,983,999
                                                                     -----------
EXPENSES (Note B):
Management fee .............................................             653,420
Custodian fees .............................................              39,290
Transfer agent fees ........................................              51,784
Professional fees ..........................................              67,180
Directors' fees ............................................              56,850
Printing and shareholder relations .........................              55,426
Treasurer's office .........................................              25,000
Other ......................................................              79,617
                                                                     -----------
Total Expenses .............................................           1,028,567
                                                                     -----------
NET INVESTMENT INCOME ......................................           2,955,432
                                                                     -----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain from investment transactions .............          11,286,484
Net increase in unrealized appreciation of investments .....           3,620,296
                                                                     -----------
Net gain on investments ....................................          14,906,780
                                                                     -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS .......         $17,862,212
                                                                     ===========

                 See accompanying notes to financial statements.


                                                                             (5)

                                                 BANCROFT CONVERTIBLE FUND, INC.

FINANCIAL HIGHLIGHTS
Selected data for a share of common stock outstanding

                                                                                YEARS ENDED OCTOBER 31,
                                                      ----------------------------------------------------------------------------
Per Share Operating Performance:                          1997           1996             1995            1994            1993
                                                      ------------    ------------    ------------    ------------    ------------
Net asset value, beginning of year .................  $      28.23    $      24.84    $      23.11    $      25.00    $      22.75
                                                      ------------    ------------    ------------    ------------    ------------
Net investment income ..............................           .94             .96            1.14            1.20            1.26
Net realized and unrealized gain (loss) ............          4.55            4.19            2.30           (1.18)           3.07
                                                      ------------    ------------    ------------    ------------    ------------
Total from investment operations ...................          5.49            5.15            3.44             .02            4.33
Less distributions:
Dividends from net investment income ...............          (.93)          (1.11)          (1.17)          (1.24)          (1.24)
Distributions from realized gains ..................         (2.31)           (.65)           (.54)           (.67)           (.84)
                                                      ------------    ------------    ------------    ------------    ------------
Total distributions ................................         (3.24)          (1.76)          (1.71)          (1.91)          (2.08)
                                                      ------------    ------------    ------------    ------------    ------------
Net asset value, end of year .......................  $      30.48    $      28.23    $      24.84    $      23.11    $      25.00
                                                      ============    ============    ============    ============    ============
Market value, end of year ..........................  $      26.81    $      23.88    $      22.25    $      20.13    $      23.00
Total investment return:
Based on market value* .............................         28.19%          15.65%          20.17%          (4.88)%         22.90%
Based on net asset value# ..........................         21.18%          21.55%          15.79%            .18%          20.12%

Ratios/Supplemental Data:
Net assets, end of year (000's) ....................  $     96,187    $     83,302    $     71,425    $     64,551    $     67,829
Ratio of expenses to average net assets ............           1.2%            1.2%            1.2%            1.2%            1.2%
Ratio of net investment income to average
  net assets .......................................           3.3%            3.9%            4.9%            5.2%            5.4%
Portfolio turnover rate ............................            71%             70%             43%             39%            102%
Average commission rate paid+.......................  $     0.0600    $     0.0683              --              --              --

* Assumes valuation of the Fund's shares at market price, and reinvestment of dividends at actual reinvestment price.

# Assumes valuation of the Fund's shares, and reinvestment of dividends, at net asset values.

+ Disclosure required for fiscal years beginning after September 1, 1995.

                 See accompanying notes to financial statements.

================================================================================

STATEMENT OF CHANGES IN NET ASSETS

                                                             YEARS ENDED OCTOBER 31,
                                                               1997           1996
                                                           ------------   ------------
INCREASE IN NET ASSETS FROM OPERATIONS:
Net investment income ...................................  $  2,955,432   $  2,996,655
Net realized gain from investment transactions ..........    11,286,484      6,807,244
Net unrealized appreciation of investments ..............     3,620,296      5,451,699
                                                           ------------   ------------
Net increase in net assets resulting from operations ....    17,862,212     15,255,598

DIVIDENDS TO SHAREHOLDERS FROM:
Net investment income ...................................    (2,898,260)    (3,251,738)
Net realized gain on investments ........................    (6,815,292)    (1,871,807)
                                                           ------------   ------------
Total dividends .........................................    (9,713,552)    (5,123,545)
                                                           ------------   ------------
CAPITAL SHARE TRANSACTIONS (Note D) .....................     4,736,186      1,745,225
                                                           ------------   ------------
Increase in net assets ..................................    12,884,846     11,877,278
NET ASSETS AT BEGINNING OF YEAR .........................    83,302,314     71,425,036
                                                           ------------   ------------
NET ASSETS AT END OF YEAR (including undistributed net
investment income of $581,173 and $524,001,
respectively) ...........................................  $ 96,187,160   $ 83,302,314
                                                           ============   ============

                 See accompanying notes to financial statements.


(6)

                                                 BANCROFT CONVERTIBLE FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(A) Bancroft Convertible Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940 as a diversified, closed-end investment company. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements:

1. Security Valuation

Investments in securities traded on a national securities exchange are valued at market using the last reported sales price. Securities traded in the over-the-counter market and listed securities for which no sales were reported are valued at the mean between closing reported bid and asked prices. Where no closing prices are available, value is determined by management, with the approval of the Board of Directors.

2. Securities Transactions and Related Investment Income

Security transactions are accounted for on the trade date (date the order to buy or sell is executed) with gain or loss on the sale of securities being determined based upon identified cost. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Interest of $16,337 was earned on cash balances held by the custodian of the Fund's assets during the year ended October 31, 1997.

3. Federal Income Taxes

It is the policy of the Fund to distribute substantially all of its taxable income within the prescribed time and to otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provision for federal income or excise taxes is believed necessary.

4. Dividends and Distributions to Shareholders

The liability for dividends and distributions payable is recorded on the ex-dividend date.

5. Market Risk

It is the Fund's policy to invest the majority of its assets in convertible securities. Although convertible securities do derive part of their value from that of the securities into which they are convertible, they are not considered derivative financial instruments under Statement of Financial Accounting Standards No. 119. However, certain of the Fund's investments include features which render them more sensitive to price changes in their underlying security. Thus they expose the Fund to greater downside risk than traditional convertible securities, but still less than that of the underlying common stock. The market value of those securities was $10,016,376 at October 31, 1997, representing 10.4% of net assets.

(B) The management fee is paid to Davis-Dinsmore Management Company, investment adviser. The contract provides for payment of a monthly advisory fee, computed at an annual rate of 3/4 of 1% of the first $100,000,000 and 1/2 of 1% of the excess over $100,000,000 of the Fund's net asset value in such month. The annual fee is subject to reduction to the extent that the ordinary expenses of the Fund (excluding taxes and interest) exceed 1.5% of the first $100,000,000 and 1% of the excess over $100,000,000 of the average of the monthly net asset values of the Fund for the year.

The adviser furnishes investment advice, office equipment and facilities, and pays the salaries of all executive officers of the Fund, except that the costs associated with personnel and certain non-personnel expenses of the office of the Treasurer up to a maximum of $25,000 a year are reimbursed by the Fund. Such reimbursements amounted to $25,000 for the year ended October 31, 1997. The officers of the Fund are also directors or officers of the investment adviser, and are compensated by the investment adviser.

(C) At October 31, 1997 there were 3,156,263 shares of $.01 par value common stock outstanding (9,000,000 shares authorized). During the year ended October 31, 1997, 205,920 shares were issued in connection with reinvestment of dividends from net investment income and capital gains, resulting in an increase in paid-in capital of $4,736,186. During the year ended October 31, 1996, 75,063 shares were issued.

(D) Purchases and sales of investments, exclusive of corporate short-term notes, aggregated $59,183,385 and $62,014,674, respectively, for the year ended October 31, 1997.

(E) A distribution of $3.756 per share, derived from net investment income of .185 cents, and net realized gains on investments of $3.571, was declared on
November 17, 1997, payable December 30, 1997 to shareholders of record at the close of business December 1, 1997.


                                                                             (7)

                                                 BANCROFT CONVERTIBLE FUND, INC.

REPORT OF INDEPENDENT ACCOUNTANTS


To the Shareholders and Board of Directors of Bancroft Convertible Fund, Inc.

         We have audited the accompanying statement of assets and liabilities of Bancroft Convertible Fund, Inc. (the "Fund"), including the portfolio of investments, as of October 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

         We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

         In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Bancroft Convertible Fund, Inc. as of October 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

                                             COOPERS & LYBRAND L.L.P.


New York, New York
November 13, 1997


(8)

                                                 BANCROFT CONVERTIBLE FUND, INC.


                             TAX STATUS OF DIVIDENDS
                                   (UNAUDITED)

Per share distributions to shareholders during the fiscal year ended October 31, 1997:

                                   TOTAL       ORDINARY      LONG-TERM      QUALIFYING
      PAYMENT DATE                 PAID        INCOME      CAPITAL GAIN    DISTRIBUTION*
      ----------------------      ------       --------    ------------    -------------
      December 30, 1996            $2.49       $0.603       $1.887              30%
      March 24, 1997                0.25        0.25            --              35%
      June 30, 1997                 0.25        0.25            --              35%
      September 29, 1997            0.25        0.25            --              35%
                                   -----       ------       ------
                                   $3.24       $1.353       $1.887


* The percentages indicate the portion of each ordinary income distribution which qualifies under the Internal Revenue Code for the deduction for dividends received by corporate shareholders.

===========================================================================================================================
Principal Portfolio Changes         AUGUST 1 to OCTOBER 31, 1997
(unaudited)
                                                                                          SHARES OR PRINCIPAL AMOUNT
                                                                                                                    HELD AT
                                                                                  ADDITIONS      REDUCTIONS        10-31-97
                                                                                  ---------      ----------       ---------
American Retirement Corp. 5 3/4% 2002 cv. sub. deb                                1,000,000         500,000         500,000
Assisted Living Concepts, Inc. 6% 2002 cv. sub. deb                                 500,000                         500,000
Atria Communities, Inc. 5% 2002 cv. sub. notes 144A                                 750,000                         750,000
CalEnergy Capital Trust III 6 1/2% cv. pfd. 144A                                     20,000          20,000              --
Complete Management, Inc. 8% 2003 cv. sub. deb                                                      500,000              --
Fine Host Corp. 5% 2004 cv. sub. notes 144A                                         750,000                         750,000
Goldman Sachs Financial Products U.S., L.P. 3% 2002 medium-term exch. notes       1,500,000         500,000       1,000,000
Greenfield Capital Trust 6% cv. pfd                                                                  10,000              --
Hewlett-Packard Co., Inc. 0% 2017 liquid yield option notes 144A                  3,500,000                       3,500,000
Mandatory Exch. Securities 7 1/4% trust issued mandatory exch. securities            17,500          17,500              --
Medco Containment Services, Inc. 6% 2001 cv. sub. deb                               750,000         500,000         250,000
QUALCOMM Financial Trust I 5 3/4% trust cv. pfd. 144A                                22,000                          22,000
Reptron Electronics, Inc. 6 3/4% 2004 cv. sub. deb                                  500,000                         500,000
Republic National Bank of NY 1 7/8% 2002 senior exch. notes                       1,500,000                       1,500,000
Rite Aid Corp. 5 1/4% 2002 cv. sub. notes 144A                                      750,000                         750,000
The Rouse Company 5 3/4% 2002 euro. cv. sub. deb                                    500,000                         750,000
Salomon, Inc. 6 1/4% 2001 exch. notes                                                10,000                              --
SPACEHAB, Inc. 8% 2007 cv. sub. notes 144A                                          625,000                         625,000
Systems & Computer Technology Corp. 5% 2004 cv. sub. notes                          500,000                         500,000
Thermo Electron Corp. 4 1/4% 2003 cv. sub. deb. 144A                                                625,000       1,000,000
Westbridge Capital Corp. 7 1/2% 2004 cv. sub. notes                                               1,000,000              --
===========================================================================================================================

ADOPTION OF INVESTMENT POLICY

At the Fund's regular Board of Directors Meeting held on April 28, 1997 the Board adopted a new investment policy that clarified existing investment policies of the Fund, consistent with the Fund's fundamental investment restriction which permits certain types of short sales. The new investment policy provides that:

   The Fund may engage in short sales of convertible securities as well as common stock, provided that at the time of sale it owns or has the right to acquire, with or without payment of further consideration through its ownership of convertible or exchangeable securities or warrants or rights, an equal amount of such securities. The Fund may close out any short sale of common stock through the conversion or exchange of securities or the exercise of warrants or rights it owns, or through the purchase and delivery of common stock.


                                                                             (9)

                                                 BANCROFT CONVERTIBLE FUND, INC.


                  ADDITIONAL SERVICES AVAILABLE TO SHAREHOLDERS

                                       OF

                         BANCROFT CONVERTIBLE FUND, INC.


      AUTOMATIC DIVIDEND INVESTMENT PLAN You may wish to participate in our Automatic Dividend Investment Plan whereby all of the dividends and distributions on your Bancroft shares are automatically invested in additional shares of the Company's stock at the then current market price or net asset value, whichever is lower. When the market price is lower than net asset value, the Bank, as your agent, will take your dividends or distributions in cash, combine them with those of other Plan participants, and purchase shares in the market and thereby take advantage of the lower commissions on larger purchases. When the net asset value is lower than the market price, the participant will receive shares issued by the Company at net asset value. When the Company makes dividends and distributions payable in cash or at the option of all stockholders in common stock, a participant will receive shares of common stock issued by the Company. There is no other charge for this service. To join the Plan, fill out and mail the authorization form on the next page.


      CASH PAYMENT PLAN Members of the Dividend Investment Plan may also wish to participate in our Cash Payment Plan which provides a convenient and economical means to increase your investment in the Company's shares. The Cash Payment Plan, for which Mellon Securities Trust Company (the "Bank") acts as your agent, permits you to send cash payments of between $25 to $5,000 per month to the Bank, which will be aggregated with the funds of other participants, to purchase additional Bancroft shares. You pay only a service charge (5% of the amount to be invested with a maximum of $3.00 per transaction) plus your proportionate share of the brokerage commission which is typically at a savings because your funds are combined with others to take advantage of the reduced commission on larger purchases.

================================================================================



                       INVESTMENT ADVISER:
                       Davis-Dinsmore Management Company
                       65 Madison Avenue
                       Morristown, NJ 07960-7308
                       (973) 631-1177

                       CUSTODIAN:
                       The Bank of New York

                       TRANSFER AGENT, REGISTRAR AND
                       SHAREHOLDER SERVICES:
                       ChaseMellon Shareholder Services, L.L.C.
                       P.O. Box 590
                       Ridgefield Park, NJ 07660
                       1-800-851-9677

                       COMMON STOCK LISTING:
                       American Stock Exchange
                       Symbol: BCV

                       INTERNET:
                       http://www.bcvecf.com
                       e-mail: info@bcvecf.com


(10)

                                                 BANCROFT CONVERTIBLE FUND, INC.


AUTOMATIC DIVIDEND INVESTMENT PLAN
AUTHORIZATION FORM

c/o ChaseMellon Shareholder Services
Shareholder Investment Services
P.O. Box 750
Pittsburgh, PA 15230-0750

Dear Sirs:

   I hold stock certificates, registered in my name, for . . . . . . . . . .
shares of Common Stock of Bancroft Convertible Fund, Inc. (the "Company").

   I wish to invest all the dividends and distributions paid by the Company on my shares automatically in additional shares from the date hereof until this arrangement is terminated as stated below.

AUTHORIZATION

You are authorized to act as my agent as follows:

   A. Establish an Account in my name.

   B. Take into my Account all dividends and distributions paid by the Company on all its Common Stock held in my name now or in the future and on all additional shares of the Company (including fractions) held by you in my Account.

   C. Whenever the Company declares a dividend or distribution payable in cash or, at the option of all its shareholders, in Common Stock of the Company at market price or net asset value, whichever is lower, take the dividend or distribution in Common Stock.

   D. Whenever the Company declares a dividend or distribution payable in cash or, at the option of the shareholders for whom you act as agent under the Plan, in the Company's Common Stock at net asset value, take the dividend or distribution in Common Stock if the net asset value as determined by the Company as of the close of business on the last trading day preceding the date of payment is lower then (1) the asked price of the Company's Common Stock in the over-the-counter market, as reported by the National Quotation Bureau, if the Common Stock is not listed on a national securities exchange, or (2) the closing market price of the Common Stock on a national securities exchange, on that trading day, plus brokerage commissions, if the Company's Common Stock is listed on such exchange. If the market price is lower, take the dividend or distribution in cash and add it to my Account.

   E. As soon as practicable after each cash payment is made to my Account, use the funds in my Account to buy in the over-the-counter market or on a national securities exchange, as the case may be, as many additional full shares of the Company's Common Stock as possible, plus a fractional interest in one share computed to four decimal places.

   F. You may mingle the cash in my Account with similar funds of other shareholders of the Company for whom you act as agent under the Plan. The cost of the shares and fractional interest you buy for my Account in connection with a particular dividend or distribution shall be determined by the average cost per share, including brokerage commission, of all shares bought by you for all shareholders for whom you act under the Plan in connection with that dividend or distribution.

   G. Whenever you receive or purchase shares or fractional interests for my Account, you will send me confirmation of the transaction as soon as practicable. You will hold such shares and fractional interests as my agent in your name or the name of your nominee. Do not send me stock certificates for full shares until I so request in writing or until my Account is terminated as stated below. You will vote any shares so held for me in accordance with any proxy returned to the Company by me in respect of the shares of which I am a record owner.

   H. I understand that there is presently no service charge for your serving as my agent and maintaining my Account. You may, however, charge me for extra services performed at my request. I further understand that the Company reserves the right to amend the Plan in the future to impose a service charge. You will be liable only for willful misconduct or gross negligence in acting as my agent under the Plan.

                                                                            (11)

                                                 BANCROFT CONVERTIBLE FUND, INC.


NAME AND ADDRESS

   My name as shown on my Common Stock certificate or certificates (including all names if more than one) and my address, are as follows:

PLEASE PRINT:

   NAME OR NAMES................................................................

   NUMBER AND STREET............................................................

   CITY, STATE AND ZIP CODE.....................................................

STOCK CERTIFICATES

   I understand that if I hold more than one Common Stock certificate registered in similar but not identical names or if more than one address is shown for me on the Company's Common Stock records, all my shares of Common Stock must be put into the same name and address prior to signing this authorization if all of them are to be covered by one Account. I understand that additional shares subsequently acquired by me otherwise than through the Plan will be covered by my Account if and when they are registered in the same name and address as the shares in my Account.

INCOME TAX

   I understand that participation in the Plan for automatic investment of dividends and distributions does not relieve me of any income tax which may be payable by me on such dividends and distributions.

AMENDMENTS AND CHANGE OF AGENT

   I understand that the Company may amend the terms of the Plan and reserves the right to change the agent which acts for all participants in the Plan at any time by giving written notice thereof to each participant at his address as shown on your records. Any such change shall be effective as to all dividends and distributions payable to shareholders of record on any date more than 30 days after mailing of such notice. Further, I understand that the Company in connection with any dividend or distribution will change the price at which shares of its Common Stock are issued to participants in the Plan if the net asset value of the shares is less than 95% of the fair market value of such shares on the last trading day preceding the payment date of any distribution of net investment income or net capital gain, unless the Board obtains a legal opinion from independent counsel that the purchase of shares at net asset value under these circumstances will not have a material adverse effect upon the federal income tax liability of the Company. The Board may not authorize issuance of shares offered to Plan participants only, if such issuance is at a price less than net asset value, without the prior specific approval of the Company's stockholders or of the Securities and Exchange Commission.

TERMINATION

   I may terminate this authorization and my Account at any time by delivering written notice to you, such termination to be effective as to all dividends and distributions payable to shareholders of record on any date more than 15 days after receipt of such notice by you. I understand that you or the Company may terminate all authorizations for any reason at any time by sending written notice addressed to participants at their addresses as shown on your records, such termination to be effective as to all dividends and distributions payable to shareholders of record on any date more than 30 days after mailing of such notice. I understand you will terminate my Account if you are informed of the transfer of all shares of the Company's Common Stock registered in my name. Following the date of termination, you shall send me at my address shown on your records a stock certificate or certificates for the full shares held by you in my Account and a check for the value of any fractional interest in my Account based on the market price of the Company's Common Stock on that date.

     Date:......................................................................

     Signature:.................................................................

   Note: If shares are in more than one name, all must sign.


(12)

                                                 BANCROFT CONVERTIBLE FUND, INC.



DIRECTORS

GORDON F. AHALT                             Petroleum Consultant

WILLIAM A. BENTON                           Retired Stock Exchange Specialist

ELIZABETH C. BOGAN                          Senior Lecturer in Economics
                                            Princeton University

THOMAS H. DINSMORE, C.F.A.                  Chairman of the Board

DONALD M. HALSTED, JR.                      Investor

GEORGE R. LIEBERMAN                         Retired Advertising Executive

DUNCAN O. MCKEE                             Retired Attorney

JANE D. O'KEEFFE                            President

NICOLAS W. PLATT                            Public Relations Executive






OFFICERS

THOMAS H. DINSMORE                          Chairman of the Board

JANE D. O'KEEFFE                            President

SIGMUND LEVINE                              Senior Vice President and
                                            Secretary

H. TUCKER LAKE                              Vice President, Trading

GERMAINE M. ORTIZ                           Assistant Vice President

GARY I. LEVINE                              Treasurer and
                                            Assistant Secretary

MERCEDES A. PIERRE                          Assistant Treasurer

================================================================================




                                   [FPO LOGO]




================================================================================




                         Bancroft Convertible Fund, Inc.

                    65 MADISON AVENUE - MORRISTOWN, NJ 07960




================================================================================